                                                                    EXHIBIT 10.2

                                                                         PHASE I

               ASSIGNMENT AND ASSUMPTION OF SECURITY DOCUMENTS AND
                   AMENDMENT TO MEMORANDUM OF LEASE (INCLUDING
                             LEASE SUPPLEMENT NO. 1)

         This Assignment and Assumption of Security Documents and Amendment to Memorandum of Lease (including Lease Supplement No. 1) ("Agreement") is made as of the 30th day of September, 2003 by and among J.D. Edwards & Company, LLC, a Delaware limited liability company ("JDE LLC"), PeopleSoft, Inc., a Delaware corporation ("PeopleSoft") and Selco Service Corporation, an Ohio Corporation ("Selco").

I        Background

         1. On August 29, 2003, Jersey Acquisition Corporation, a Delaware corporation, merged with and into J.D. Edwards & Company, a Delaware corporation ("J.D. Edwards"), with J.D. Edwards being the surviving entity, and thereafter, J.D. Edwards merged with and into JDE LLC, which is wholly owned by PeopleSoft, with JDE LLC being the surviving entity.

         2. Selco and JDE LLC, as successor-in-interest to J.D. Edwards, are parties to that certain Off-Balance Sheet Lease Financing for J.D. Edwards & Company for the acquisition of a First Headquarters Building in Denver, Colorado (original closing date of August 26, 1998) ("Phase I Financing").

         3. For purposes of this Agreement the term "Phase I Financing Documents" shall mean all documents, instruments or agreements evidencing, securing or otherwise related to the Phase I Financing, or creating or securing obligations of JDE LLC under the Phase I Financing, including any amendments, modifications, renewals, increases, replacements or extensions thereof; including without limitation, all of the following documents, instruments or agreements that were recorded in the land records of Denver County, Colorado:

         (i) Master Lease Agreement dated as of August 26, 1998 by and between Selco, as owner-lessor, and JDE LLC, as lessee, together with Lease Supplement No. 1 dated as of August 26, 1998; as amended by Amendment to Master Lease Agreement, Memorandum of Lease (including Lease Supplement No. 1), and Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of November 5, 1998 and recorded in the land records of Denver, Colorado on November 9, 1998 under Reception No. 9800187417; as further amended by Amendment to Master Lease Agreement dated July 9,

                  1999; as further amended by Amendment No. 3 to Master Lease Agreement dated November 12, 1999; and as further amended by Amendment to Definitions Appendix dated as of August 31, 2000 (collectively, the "Phase I Master Lease");

         (ii) Memorandum of Lease (including Lease Supplement No. 1) dated as of August 26, 1998 and recorded in the land records of Denver, Colorado on August 27, 1998 under Reception No. 9800142715; as amended by Amendment to Master Lease Agreement, Memorandum of Lease (including Lease Supplement No. 1), and Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of November 5, 1998 and recorded in the land records of Denver, Colorado on November 9, 1998 under Reception No. 9800187417 (collectively, the "Phase I Memorandum of Lease");

         (iii) Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of August 26, 1998 from JDE LLC, to Selco and recorded in the land records of Denver, Colorado on August 27, 1988 under Reception No. 9800142719; as amended by Amendment to Master Lease Agreement, Memorandum of Lease (including Lease Supplement No. 1), and Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of November 5, 1998 and recorded in the land records of Denver, Colorado on November 9, 1998 under Reception No. 9800187417; and

         (iv) Subordination, Recognition, Nondisturbance and Attornment Agreement dated as of August 26, 1998 by and between JDE LLC and KeyBank National Association, a national banking association, as Agent for itself and other Lenders and recorded in the land records of Denver, Colorado on August 27, 1998 under Reception No. 9800142720; as amended by Amendment to Subordination, Recognition, Nondisturbance and Attornment Agreement dated October 27, 1998 and recorded in the land records of Denver, Colorado on November 9, 1998 under Reception No. 9800187419.

         4. On this date, JDE LLC has assigned to PeopleSoft and PeopleSoft has assumed from JDE LLC all of JDE LLC's rights and interest under the Phase I Master Lease, and the other Phase I Financing Documents.

         5. On this date, PeopleSoft has assumed all of JDE LLC's obligations and liabilities under the Phase I Master Lease and the other Phase I Financing Documents, while JDE LLC also remains primarily liable thereunder as a principal and not as a surety.

         6. Selco, JDE LLC, PeopleSoft desire to enter into this Agreement for purposes of confirming, evidencing and effectuating such assignment and assumption.

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Selco, JDE LLC and PeopleSoft hereby agree as follows:

         (i) Assignment. JDE LLC hereby transfers, assigns and conveys to PeopleSoft all of JDE LLC's rights and interest in and to the Phase I Financing Documents, including without limitation, all of JDE LLC's rights and interests under the Phase I Master Lease. Notwithstanding anything to the contrary herein, JDE LLC shall remain primarily liable under the Phase I Financing Documents (as a principal and not as a surety).

         (ii) Assumption. PeopleSoft hereby accepts and assumes all such rights and interests assigned to it above and also hereby accepts and assumes all past, current liabilities and obligations, and joins in all representations, warranties and indemnities of JDE LLC, under the Phase I Financing Documents. Notwithstanding anything to the contrary herein, the parties hereto agree and acknowledge that nothing set forth in this Agreement or in any of the other documents executed in connection herewith shall constitute a release of JDE LLC from any of its liabilities or obligations under the Phase I Financing Documents, and that JDE LLC and PeopleSoft each shall be primarily liable thereunder as principals and not as sureties.

         (iii) As of the date of this Agreement, all references in the Phase I Financing Documents to J.D. Edwards or JDE LLC, or other terms used therein which refer to J.D. Edwards or JDE LLC, shall be deemed to mean and refer to PeopleSoft.

         (iv) The term "Lessee," as set forth in the Phase I Memorandum of Lease, shall mean PeopleSoft.

         (v) Except as herein affected, the Phase I Financing Documents and all covenants, agreements, terms and conditions thereof shall remain and continue in full force and effect and are hereby in all respects ratified and confirmed.

         (vi) The covenants, agreements, terms and conditions of this Agreement shall bind and inure to the benefit to the parties hereto and their respective permitted successors and assigns.

         (vii) This Agreement shall not be changed orally, but only by writing signed by the parties against whom enforcement thereof is sought.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              J.D. EDWARDS & COMPANY, LLC, a
                                              Delaware limited liability company

                                              By: /s/ Anne S. Jordan
                                                  ------------------------------
                                                  Name: Anne S. Jordan
                                                  Duly Authorized

                                              PEOPLESOFT, INC., a Delaware
                                              corporation

                                              By: /s/ Anne S. Jordan
                                                  ------------------------------
                                                  Name: Anne S. Jordan
                                                  Duly Authorized

                                              SELCO SERVICE CORPORATION, an
                                              Ohio corporation

                                              By: /s/ Donald C. Davis
                                                  ------------------------------
                                                  Name:  Donald C. Davis
                                                  Duly Authorized

         The following party hereby acknowledges the foregoing Agreement and the terms thereof:

                                              KEYBANK NATIONAL ASSOCIATION,
                                              individually and as agent

                                              By: /s/  Thomas A. Crandell
                                                  -----------------------
                                                  Name: Thomas A. Crandell
                                                  Title: Senior Vice President

[notary acknowledgements omitted]